United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2024

PERFICIENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive

Suite 600

Saint Louis, Missouri 63141

(Address of principal executive offices)

(314) 529-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

As previously disclosed, on May 5, 2024, Perficient, Inc., a Delaware corporation (“Perficient” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Plano HoldCo, Inc., a Delaware corporation (“Parent”), and Plano BidCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of funds managed by affiliates of BPEA Private Equity Fund VIII. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

In connection with presentations the Company and Parent expect to make to potential lenders relating to the financing of the Merger, the Company is furnishing certain unaudited financial information for the twelve months ended May 31, 2024. The information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

99.1	Certain Unaudited Financial Information of Perficient, Inc. for the Twelve Months ended May 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger involving Perficient, Inc. and an affiliate of BPEA Private Equity Fund VIII. In connection with the proposed merger, Perficient filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) on June 26, 2024. This communication is not intended to be, and is not, a substitute for the definitive proxy statement (together with any amendments or supplements thereto) or any other document that the Company may file with the SEC in connection with the proposed merger. Following the filing of the definitive proxy statement with the SEC, Perficient mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF PERFICIENT ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WERE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders are able to obtain copies of the definitive proxy statement and other documents filed by Perficient with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Perficient will be available free of charge on Perficient’s website www.perficient.com under the heading “Investor Relations” and then “SEC Filings.”

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Perficient and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found in the definitive proxy statement and the Company’s other filings with the SEC made subsequent to the date of the definitive proxy statement. To the extent that Perficient’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the definitive proxy statement and other relevant materials regarding the proposed merger filed with the SEC or incorporated by reference therein. Investors should read the definitive proxy statement carefully before making any voting or investment decisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: July 22, 2024	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer

Exhibit 99.1

Perficient Inc.

Certain Unaudited Financial Information for the Twelve Months Ended May 31, 2024

Presented below is certain unaudited financial information of Perficient Inc. (“Perficient”), including non-GAAP financial measures, for the twelve months ended May 31, 2024. Perficient’s financial year ends December 31 and Perficient typically presents unaudited financial information on a quarterly basis. Perficient is furnishing the below financial information in connection with certain presentations that Perficient expects to make to proposed lenders related to the financing of the Merger. Because this information presents periods different from those typically covered by Perficient’s financial statements filed with the Securities and Exchange Commission (the “SEC”), this information may not be directly comparable to other financial information relating to Perficient. Accordingly, undue reliance should not be placed on such information.

The financial information below has been prepared by and is the responsibility of management and are subject to revisions based on Perficient’s procedures and controls associated with the completion of its financial reporting, including all the customary reviews and approvals, and certain review procedures conducted by the independent registered public accounting firm that audits Perficient’s annual financial statements. Perficient’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the specific financial data presented below or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

These data are not necessarily indicative of any future period and should be read together with “Risk Factors,” “Forward-Looking Statements” and Perficient’s consolidated financial statements and related notes included in Perficient’s Annual Report on Form 10-K, filed with the SEC on February 27, 2024. Adjusted EBITDA is a supplemental measure that is not calculated and presented in accordance with GAAP. See “About Non-GAAP Financial Measures” below.

Selected Consolidated Statement of Operations Data

(in thousands)

(unaudited)

Twelve Months Ended May 31, 2024
Revenue	$892,552
Cost of Revenue	570,496
Net Income	83,723

Reconciliation of Net Income to Adjusted EBITDA

(in thousands)

(unaudited)

Reconciliation of Net Income to Adjusted EBITDA	Twelve Months Ended May 31, 2024
Net Income	$83,723
Adjustments:
Provision for income taxes	32,909
Net interest (income) expense	(1,674)
Net other (income) expense	481
Depreciation	8,409
Amortization	19,270
Acquisition costs	1,802
Adjustment to fair value of contingent consideration	(4,375)
Stock compensation	33,206
Transaction expenses	6,298
Business optimization	922

Adjusted EBITDA	$180,971

Other Supplemental Financial Data

(in thousands)

(unaudited)

Twelve Months Ended May 31, 2024
Stock based compensation included in cost of revenue	$9,884
Lease expense	12,321
Capital expenditures	4,113

About Non-GAAP Financial Measures

This disclosure includes non-GAAP financial measures. Perficient provides certain non-GAAP financial measures, including adjusted EBITDA (earnings before income taxes, interest, depreciation, amortization, acquisition costs, adjustment to fair value of contingent consideration, stock compensation and the impact of other infrequent or unusual transactions), as supplemental information regarding Perficient’s business performance. Perficient believes that certain non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation. Management excludes stock-based compensation related to restricted stock awards, the amortization of intangible assets, amortization of debt issuance costs related to convertible senior notes, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, the impact of other infrequent or unusual transactions, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing certain non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Management uses adjusted EBITDA to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of the applicable non-GAAP financial measure. Some items that are excluded from non-GAAP measures can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments to adjusted EBITDA, and the basis for excluding them, are outlined below:

Amortization

Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs

Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustment to Fair Value of Contingent Consideration

Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions and are inconsistent in amount and frequency from period to period.

Foreign Exchange Loss (Gain)

Non-operating foreign currency exchange gains and losses, inclusive of gains and losses on related foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in net other expense (income) in our consolidated statements of operations. As our operations expand into countries outside of the United States, foreign exchange gains and losses have and will become increasingly material. Perficient believes that excluding these gains and losses from its non-GAAP financial measures is useful to investors because foreign exchange gains and losses will vary as the underlying currencies fluctuate, which makes it difficult to compare current and historical results.

Stock Compensation

Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating adjusted EBITDA because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation, are widely used by analysts and investors.

Transaction Expenses

Perficient has incurred a variety of expenses in connection with the transactions contemplated by the Merger Agreement. Management excludes these items for the purposes of calculating adjusted EBITDA. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are one time expenses that are not reflective of the underlying operations of the business.

Business Optimization

Perficient incurs severance costs for business optimization, which are not part of an ongoing written or substantive plan, and are expensed in its GAAP financial statements. Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these expenses are infrequent causing comparison of current and historical financial results to be difficult.